THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS
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                     DEED OF TRUST, ASSIGNMENT OF PROCEEDS
           OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT
           ---------------------------------------------------------

     THIS DEED OF TRUST, ASSIGNMENT OF PROCEEDS OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT, dated as of August 29, 2007, is from Enexco, Inc., a Texas corporation having its principal place of business at 3131 Turtle Creek Blvd, Suite 1210, Dallas, Texas 75219 (referred to herein as the "Grantor"), to Randall W. Heinrich, as Trustee (referred to herein as the "Trustee"), for the use and benefit of and to secure the payment of all indebtedness and the performance of all obligations as hereinafter described of Grantor owing to Colony Energy, Inc., a Delaware corporation having its principal place of business at 2100 West Loop South, Suite 900, Houston, Texas 77027 (referred to herein as the "Holder"), under the Promissory Note hereinafter defined.

     WHEREAS, the Holder has loaned to the Grantor the sum of $337,094.00, and the Grantor has executed and delivered to the Holder its Promissory Note (the "Promissory Note") dated of even date herewith made payable to the order of the Holder in the original principal sum of $337,094.00 bearing interest and containing provisions with respect to the payment of interest, default, acceleration and liability for costs and attorneys' fees, as therein provided;

     NOW THEREFORE, the Grantor, for and in consideration of the premises and of the debts and trusts hereinafter mentioned, has GRANTED, BARGAINED, SOLD, WARRANTED, MORTGAGED, ASSIGNED, TRANSFERRED AND CONVEYED, and by these presents does GRANT, BARGAIN, SELL, WARRANT, MORTGAGE, ASSIGN, TRANSFER AND) CONVEY unto the Trustee, for the use and benefit of the Holder, all of the actual right, title and interest of the Grantor, whether now owned or hereafter acquired, in all of the Mortgaged Properties (as defined in Article II hereof), and all of its rights and interests in connections therewith, subject, however, to the rights of any and all other persons in the Mortgaged Properties pursuant to any agreement existing as of the date of this instrument;

     Subject, however, to (i) the restrictions, exceptions, reservations, conditions, limitations, interests and other matters, if any, set forth or referred to in the specific descriptions of such properties and interests in Exhibit A (including all presently existing royalties, overriding royalties, payments out of production and other burdens and which are taken into consideration in computing any decimal or fractional interest as set forth in Exhibit A), and (ii) the condition that neither the Trustee, nor the Holder shall be liable in any respect for the performance of any covenant or obligation of the Grantor in respect of the Mortgaged Properties.

     TO HAVE AND TO HOLD the Mortgaged Properties unto the Trustee, his successors and substitutes in trust, and assigns forever, in trust to secure the payment of the Secured Indebtedness and to secure the performance of the obligations of the Grantor herein contained.

     The Grantor, in consideration of the premises and to induce the Holder to make the loan described above, hereby covenants and agrees with the Trustee and the Holder as follows:

                                   ARTICLE I
                                  Definitions
                                  -----------

     1.1  Definitions.  When  used in this instrument, the following terms shall
          -----------
have the respective meanings specified herein or in the section or recital referred to:

     "Collateral" means all rights, titles and interest now owned or hereafter acquired by the Grantor in all Hydrocarbons, accounts, contract rights, fixtures and personal property of any kind and character defined in or subject to the applicable provisions of the Uniform Commercial Code constituting a part of the Mortgaged Properties, including but not limited to, all rights now owned and at any time hereafter acquired by the Grantor in the following:

          (a) All Hydrocarbons and other minerals produced from the Mortgaged Properties;

          (b) All accounts, general intangibles, chattel paper, instruments and all other properties and interests arising in connection with the sale or other disposition of such Hydrocarbons;

          (c) All inventory arising in connection with the operation of the Mortgaged Properties;

          (d) All rights under all Product Sale Contracts, contracts, operating agreements, mineral purchase agreements, division orders, contracts for drilling of wells, gas processing agreements, transportation agreements, surface use agreements, rights-of-way, easements, surface leases, permits, licenses, pooling or unitization agreements, pooling designations and pooling orders now or hereafter affecting any of the interests now or hereafter covered hereby or which are necessary or convenient in exploring or drilling for, or in the producing, treating, handling, storing, processing, transporting or marketing of, Hydrocarbons from and of the Lands Described in Exhibit A;

          (e) All Operating Equipment, other personal property, and fixtures at any time used on the Mortgaged Properties or in connection with production therefrom or in connection with the leases, wells, and/or units described or referred to on Exhibit A, together with all additions, replacements and substitutions thereof; and

          (f)     All  proceeds  and  products  of  the  foregoing.

     "Deed of Trust" means this Deed of Trust, Assignment of Proceeds of Production, Security Agreement and Financing Statement.

     "Grantor": The opening paragraph. If more than one, the word "Grantor" shall mean all grantors and each of them jointly and severally.

     "Grantor's Successors" means the heirs, executors, administrators, personal representatives, successors and assigns of the Grantor.

     "Holder":  The  opening  paragraph.

     "Hydrocarbons" means oil, gas, casinghead gas, condensate and all other liquid or gaseous hydrocarbons.

     "Lands Described in Exhibit A" shall include the Oil and Gas Leases and the lands described in Exhibit A, as the same shall be amended from time to time hereafter, and any Oil and Gas Leases or lands, the description of which is incorporated in Exhibit A by reference to another instrument or document, and shall also include any Oil and Gas Leases or lands now or hereafter unitized or pooled with Oil and Gas Leases or lands which are either described in Exhibit A or the description of which is incorporated in Exhibit A by reference.

     "Mortgaged  Properties":  Article  II  hereof.

     "Oil and Gas Leases" shall mean all of the Grantor's right, title and interest in and to all oil, gas and mineral leases and subleases and assignment of operating rights now owned or hereafter acquired by Grantor, including, without limitation, those oil, gas and mineral leases and subleases and assignment of operating rights set forth on Exhibit A attached hereto and made a part hereof for all purposes, as the same shall be amended from time to time hereafter, and any instrument executed in amendment, correction, modification, confirmation, renewal or extension of any of the leases, agreements or instruments.

     "Operating Equipment" means all oil wells, gas wells, water wells, injection wells, other wells and operating equipment including all surface or subsurface machinery, equipment, oil field supplies and materials, facilities or other properties of whatsoever kind or nature now or hereafter located on any of the Lands Described in Exhibit A which are useful for the production, treatment, storage, processing, marketing or transportation of Hydrocarbons, and all other materials used in the drilling, operating, completing, maintaining or repairing any type of wells or pipelines, including, but not by way of limitation, all casing, tubing, rods, pumping units and engines, houses, jacks, Christmas trees, derricks, separators, gun barrels, flow lines, pipelines, cable lines, tanks, gas systems, (for gathering, treating and compression) water systems (for creating, disposal and injection), power plants, poles, lines, transformers, starters and controllers, machine shops, machinery, tools, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading racks and shipping facilities, other personal property and fixtures at any time used on the Lands Described in Exhibit A or in connection with production therefrom or in connection with the Oil and Gas Leases, wells, and/or units described or referred to on Exhibit A.

     "Product Sale Contracts" means contracts now in effect, or here-after entered into by the Grantor, or the Grantor's predecessors in interest, for the sale, purchase, exchange or processing of Hydro-carbons produced from the Lands Described in Exhibit A.

     "Promissory  Note":  The  first  recital.

     "Secured  Indebtedness"  means  the  following  obligations of the Grantor:

          (a) The payment of all indebtedness is evidenced in part by the Promissory Note; any future advances under the Promissory Note; and all renewals, extensions or amendments of such indebtedness or any part thereof or any such future advances.

          (b) The payment of all sums advanced or expenses or costs incurred by the Holder that are made or incurred pursuant to, or permitted by, the terms of this Deed of Trust, plus interest thereon at the rate specified in the Promissory Note for past due payments, from the date of the advances or incurring of such expenses or cost until reimbursed, such costs including, but not limited to, all costs incurred by the Holder to obtain, administer, preserve and enforce this Deed of Trust, collect the Secured Indebtedness, and maintain and preserve the Collateral, including without limitation all taxes, assessments, reasonable attorneys fees and legal expenses of sale.

          (c) Any and all other indebtedness or liability of the Grantor to the Holder of every kind, nature and description, direct or indirect, primary or secondary, secured or unsecured (including overdrafts), joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how it may be evidenced, and whether originally payable to Holder or to a third party and subsequently acquired by the Holder, including without limitation all future advances, whether or not presently contemplated by the parties hereto. It is contemplated that the Holder may lend additional sums to the Grantor from time to time, but shall not be obligated to do so, and the Grantor agrees that this Deed of Trust shall secure such additional loans.

          (d) The performance by the Grantor of all obligations under-taken by it in accordance with the particular terms and provisions of the Promissory Note.

          (e) Any extensions or renewals of all of such indebtedness described in Subparagraphs (a) through (d) above whether or not the Grantor executes any extension agreement or renewal instrument.

     "Trustee" means the Trustee at the time serving as such under this Deed of Trust.

     "Uniform Commercial Code" means the Uniform Commercial Code in effect in the State of Texas on the date hereof.

                                   ARTICLE II
                              Mortgaged Properties
                              --------------------

     The property conveyed hereby (the "Mortgaged Properties") consists of all right, title and interest of the Grantor (whether now owned or hereafter acquired) in and to each of the following items of real and personal property:

          (a) The Lands Described in Exhibit A, and the Oil and Gas Leases, and the fee, mineral, working, overriding royalty, royalty and other interests which are specifically described in Exhibit A;

          (b) All rights under all Product Sale Contracts, contracts, operating agreements, mineral purchase agreements, division orders, contracts for drilling of wells, gas processing agreements, transportation agreements, surface use agreements, rights-of-way, easements, surface leases, permits, licenses, unitization and pooling agreements and the properties covered and the units created thereby (including all units formed under orders, regulations, rules or other official acts of any federal, state or other governmental agency having jurisdiction), pooling designations and pooling orders and all other titles, rights and options whatsoever now or hereafter affecting any of the Lands Described in Exhibit A, or which are useful or appropriate in drilling for, producing, treating, handling, storing, processing, transporting or marketing Hydrocarbons or other minerals from any of the Lands Described in Exhibit A;

          (c) All Hydrocarbons and other minerals which are in, under, upon, produced or to be produced from the Lands Described in Exhibit A and the Oil and Gas Leases, and all proceeds, including receivables, now owned by Grantor or hereafter generated from the sale thereof;

          (d) All information concerning the lands Described in Exhibit A including, without limitation, abstracts of title, title opinions, geological and geophysical information, reserve or reservoir studies and well logs;

          (e) All contract rights and general intangibles heretofore or hereafter generated or acquired in connection with, or which are necessary or convenient for, the exploration for or production, storage, transportation, processing or marketing of Hydrocarbons or other minerals produced from the Lands Described in Exhibit A, including, without limitation, all rights under Product Sale Contracts, division orders, contracts for drilling of wells, gas processing agreements, transportation agreements, right of way agreements, surface use agreements and any and all other agreements in any way whatsoever related to any of such activities;

          (f) All Operating Equipment and Collateral, including all additions, replacements or substitutions thereto or thereof hereafter acquired, and proceeds from the sale thereof;

together with any and all corrections or amendments to, or renewals, extensions or ratification of, any of the same, or of any instrument relating thereto, and all rights-of-way, franchises, easements, tenements, hereditaments and appurtenances now existing or in the future obtained in connection with any of the aforesaid, with all reversions, remainders, rents, revenues, issues, proceeds, earnings, incomes, products and profits thereof, and all the estate, title, interests, rights and claims whatsoever, at law as well as in equity, which the Grantor now has or may hereafter acquire in and to the aforesaid, and all other interest of every kind and character in all of the real and personal properties respectively above described or referred to which Grantor may now own or at any time hereafter acquire (including, without limitation, all interests which Grantor may now or at any time hereafter own in the Hydrocarbons and other minerals in and under the Oil and Gas Leases and leasehold estates covering the Lands Described in Exhibit A), and all other things of value and incident thereto which the Grantor might at any time have or be entitled to, all the aforesaid properties, rights and interests, together with any additions thereto which may be subjected to the lien of this instrument by means of supplements hereto.

                                  ARTICLE III
                         Representations and Warranties
                         ------------------------------

     In order to induce the Holder to enter into the loan represented by the Promissory Note, the Grantor, for Grantor and Grantor's Successors, hereby makes the following representations and warranties to, and covenants with, the Trustee and the Holder, which representations, warranties and covenants shall survive the execution and delivery hereof, and shall be deemed made for the benefit of any substitute or successor trustee or any successor or assignee of the Holder:

     3.1     Title.  Grantor  is  the  lawful  owner of all of, and has good and
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marketable  title  to,  the  Mortgaged Properties to the extent of the interests specified in Exhibit A, and has the full complete right and authority to mortgage and convey the same.

     3.2     No  Liens.  The Mortgaged Properties are free from all encumbrances
             ---------
or liens whatsoever, except as may be specifically set forth on Exhibit A or as permitted by the provisions of Section 4.2(f) hereof.

     3.3     Validity  of  Oil and Gas Leases.  The Oil and Gas Leases described
             --------------------------------
in Exhibit A attached hereto are valid and subsisting leases and are superior and paramount to all other oil and gas leases respecting the properties to which they pertain. The Oil and Gas Leases are in full force and effect, and all payments, rents, royalties, covenants and conditions necessary to maintain the same in full force and effect, and necessary to maintain the interest of Grantor therein, have been timely paid to and accepted by the parties to whom same are due and have otherwise been fully performed. No party in interest has asserted that any of such Oil and Gas Leases has terminated.

     3.4     Grantor  Entitled  to  Receive Revenues.  The Grantor, by virtue of
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its  ownership  of the Mortgaged Properties, is entitled to receive from each of the Oil and Gas Leases, after deducting any and all royalties, overriding royalties and similar burdens on the Grantor's interest, at least that fraction of revenues derived from the sale of Hydrocarbons and other minerals produced therefrom as is set forth on Exhibit A for such Oil and Gas Lease.

     3.5     No  "Take  or Pay" Clause.  The Grantor is not obligated under, nor
             -------------------------
are the Mortgaged Properties subject to, any agreement providing for the sale of Hydrocarbons produced from the Oil and Gas Leases, which agreement contains a "take or pay" clause or a "market-out" clause or a "FERC-out" clause or any similar term providing for the delivery of Hydrocarbons produced from the Mortgaged Properties at some future time without Grantor then or thereafter receiving full payment therefor.

     3.6     Covenants.  All  covenants,  express  or  implied, binding upon the
             ---------
Grantor with respect to the Oil and Gas Leases have been performed, except in those circumstances where (a) a reasonably prudent operator under similar circumstances and in accordance with customary industry practice would deem it prudent not to so perform such covenants, and (b) such non-performance individually or in the aggregate is not such as to interfere materially with the development, operation or value of the Mortgaged Properties.

     3.7     Location of Operating Equipment.  The Operating Equipment forming a
             -------------------------------
part of the Mortgaged Properties is and will be located on the Lands Described in Exhibit A.

     3.8     Wells  Drilled and Operated in Compliance with Laws.  All producing
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wells  located  on the Mortgaged Properties or properties unitized therewith (a)
have been drilled and completed and have been operated in compliance and in conformity with all applicable laws, rules, regulations and orders of all regulatory authorities having jurisdiction, (b) are subject to no penalties on account of past production, and (c) are bottomed under and are producing from, and the well bores are wholly within, the Mortgaged Properties or properties unitized therewith.

     3.9     Producing  Wells.  Each  of  the  producing  wells  located  on the
             ----------------
Mortgaged Properties is actually producing oil and/or gas in paying quantities, is not shut-in, and is suitably equipped, in accordance with reasonable industry standards, to continue such production. No event known to the Grantor has occurred which would adversely affect the anticipated future production of any of such wells that has not been previously disclosed to the Holder in writing.

     3.10     Production Being Sold in Compliance With Law.  All production from
              --------------------------------------------
the Mortgaged Properties has been sold and is being sold to purchasers entitled to purchase the same at lawful prices in accordance with applicable laws and administrative rules and orders, and no substantial obligation exists or is claimed to exist to refund to any purchaser, or otherwise, any part of the amounts heretofore received or now being received for oil and gas produced from any of the Mortgaged Properties.

     3.11     Filings, Licenses and Approvals.  All reports, petitions and other
              -------------------------------
matters required to be filed with any governmental agency and certificates and notices required to be served on private parties have been filed or served as required, and all necessary permits, licenses and other regulatory approvals have been obtained, to conduct all operations which have been or are being conducted on the Mortgaged Properties and to collect any prices which have been or are being collected for production marketed therefrom.

     3.12     No Rights of Reversion, Etc.  Except as indicated on Exhibit A, or
              ----------------------------
as may have been otherwise previously disclosed to the Holder in writing, no party has any right of reversion, hack-in interest, or other right which will terminate or reduce the interest of the Grantor warranted in any of the Oil and Gas Leases or other Mortgaged Properties so long as Hydrocarbons are produced in paying quantities from the wells presently located on the Mortgaged Properties.

     3.13     Taxes  and  Liabilities.  All taxes assessed against the Mortgaged
              -----------------------
Properties or any production therefrom, including, without limitation, ad valorem, severance, windfall profit, production and similar taxes based upon or measured by the ownership of the Mortgaged Properties, and all liabilities incurred by Grantor or any predecessor in title of Grantor to the operator or otherwise for services rendered or material furnished on or in connection with the Mortgaged Properties, or for repairs to any Operating Equipment, have been paid to the extent that the same have become due unless such payment is being contested as otherwise permitted by this Deed of Trust.

     3.14     No Litigation Concerning Title or Liens.  No litigation is pending
              ---------------------------------------
or, to the knowledge of Grantor, threatened, wherein a claim of title is asserted to any of the Mortgaged Properties adverse to the Grantor's title, or wherein any lien or encumbrance is claimed against Grantor's interest in the Mortgaged Properties, which lien or encumbrance is or could become superior to the lien created by this instrument.

                                   ARTICLE IV
                             Affirmative Covenants
                             ---------------------

     The Grantor covenants and agrees that, so long as this Deed of Trust is in effect and until all Secured Indebtedness of the Grantor to the Holder is paid in full, unless compliance shall have been waived in writing by the Holder, the Grantor, for Grantor and Grantor's Successors, will do the following:

     4.1     Payment  of  Secured  Indebtedness.  The  Grantor  shall  duly  and
             ----------------------------------
punctually pay the Secured Indebtedness as the same becomes due, and shall faithfully and punctually perform all of the obligations and liabilities of the Secured Indebtedness.

     4.2     Operation  of  Mortgaged  Properties. Whether or not the Grantor is
             ------------------------------------
the operator of the Mortgaged Properties, the Grantor shall, at the Grantor's sole expense:

          (a) Perform, or cause to be performed, all covenants, terms and conditions imposed upon the Grantor or its predecessors in interest and expressly contained in such Oil and Gas Leases (including without limitation the payment of all delay rentals and other amounts necessary to keep the Oil and Gas Leases in full force and effect), or expressly contained in any assignments or farmouts, under or through which such Oil and Gas Leases or undivided interest therein are now held, and perform or cause to be performed all implied covenants and obligations imposed upon the Grantor or its predecessors in interest in connection with such Oil and Gas Leases, insofar as such Oil and Gas Leases cover the properties mortgaged hereby, except in those circumstances where (1) a reasonably prudent operator under similar circumstances and in accordance with customary industry practice would deem it prudent not to so perform such covenants or conditions, and (2) such non-performance individually or in the aggregate is not such as to interfere materially with the development, operation or value of the Mortgaged Properties;

          (b) Keep, or cause to be kept, in full force and effect throughout their respective terms as provided therein, the Oil and Gas Leases, insofar as they cover properties mortgaged hereby, and not abandon any well or forfeit, surrender, release or permit to expire any Oil and Gas Lease or any rights in the Mortgaged Properties, or any part thereof, or permit any of the foregoing to occur, except in those circumstances where (1) a reasonably' prudent operator under similar circumstances in accordance with customary industry practice would deem it prudent to do so, arid (2) such actions individually or in the aggregate are not such as to interfere materially with the development, operation or value of the Mortgaged Properties; provided that the foregoing exception shall not
                                 --------
apply to any Oil and Gas Lease or part thereof that may be maintained in force by production of Hydrocarbons from existing wells capable of producing in paying quantities, or by payment of delay rentals or shut-in royalties, and provided
                                                                        --------
further that Grantor shall under no circumstances be obligated to drill any well
-------
to  keep  any  Oil  and  Gas  Lease  in  full  force  and  effect;

          (c) Operate, or cause to be operated, in a good workmanlike manner as would a prudent operator under similar circumstances and in accordance with all applicable federal, state and local laws, rules and regulations, the Mortgaged Properties, and continuously operate or cause to be operated for the production of Hydrocarbons in a good workmanlike manner as would a prudent operator under similar circumstances the wells now or hereafter drilled on the Mortgaged Properties;

          (d) Pay, or cause to be paid, promptly as and when due and payable, all rentals and royalties payable in respect of the Mortgaged Properties and Grantor's share of all costs and expenses incurred under any joint operating agreement affecting the Mortgaged Properties, or any portion thereof, and in connection therewith furnish to the Holder, as and when requested, full information as to the status of any joint account maintained with others under any such operating agreement or other agreement constituting a part of the Mortgaged Properties;

          (e) Cause the Operating Equipment to be maintained, preserved and kept in good and effective operating condition, and from time to time make or cause to be made all necessary and proper repairs, renewals, replacements, substitutions and improvements thereof or thereto necessary for the production of Hydrocarbons from the Mortgaged Properties to be promptly made;

          (f) Cause the Mortgaged Properties to be kept free and clear of liens, charges and encumbrances of every character, other than (1) the lien hereof, (2) defects and irregularities in title, and liens, charges or encumbrances, which are not such as to interfere materially with the development, operation or value of the Mortgaged Properties and not such as to affect materially title thereto, (3) liens arising under standard operating agreements which are usual and customary in accordance with routine industry practice, (4) taxes constituting a lien but not due and payable, (5) those set forth or referred to in Exhibit A, (6) those arising from obligations being contested by the Grantor in good faith as permitted by Section 4.2(k) hereof,
(7) those consented to in writing by the Holder, and (8) those arising in connection with workmen's compensation insurance, unemployment insurance or old age pension, or of mechanics and materialmen or operators for sums not due;

          (g) Not agree to any amendment to the terms of any Oil and Gas Lease constituting part of the Mortgaged Properties, or of any assignment, farm-out, or other instrument that affects Grantor's title to the Mortgaged Properties;

          (h) Not take any action to incur any liability or lien under any operating agreement, or enter into any new operating agreement or amend any existing operating agreement affecting the Mortgaged Properties;

          (i) Not enter into, become bound by, or subject the Mortgaged Properties to, any contract or agreement, including without limitation contracts containing a "take or pay", "market-out' or "FERC-out" clause, which is burdensome on the Grantor or materially adversely affects the operation of the Mortgaged Properties;

          (j) Use the Operating Equipment in the business or Grantor, and, except where under the control of an operator other than the Grantor, keep same in Grantor's possession or control at all times at Grantor's risk of loss and keep same on the Mortgaged Properties, except for its temporary removal in connection with its ordinary use in the ordinary course of business unless Grantor notifies the Holder in writing and the Holder consents in writing in advance of its removal to another location;

          (k) Duly pay and discharge, or cause to be duly paid and dis-charged, (1) before delinquent all gross ad valorem taxes, production taxes, severance taxes, occupation taxes, windfall profit taxes, or other charges of every kind and character whatsoever in respect of the Mortgaged Properties, or any portion thereof, or incident to or in connection with the operation or development of the Grantor's interests in the Mortgaged Properties or the production of Hydrocarbons and other minerals therefrom, as well as all federal and state income taxes payable generally by the Grantor regardless of their relation to the Mortgaged Properties; (2) all lawful claims in respect of the Mortgaged Properties, whether for labor, materials, supplies, services or anything else, which might or could, if unpaid, become a lien or charge upon the Mortgaged Properties; and (3) all trade bills when due in accordance with customary industry practice and in such manner so that the Mortgaged Properties, business, assets, condition (financial or otherwise) and the credit standing of the Grantor are not materially and adversely affected; provided that the Grantor
                                                       -------------
shall not be required to pay or cause to be paid such taxes, charges, assessments, claims or trade bills if the payment thereof is being contested in good faith by appropriate proceedings with adequate reserves with respect thereto, determined in accordance with generally accepted accounting principles, having been set aside on the Grantor's books. In the event the Grantor shall fail or neglect to pay or cause to be paid any charges of any nature, except with respect to charges not then due, which may or might become superior or pari passu to the lien created by this Deed of Trust, the Holder at its option may pay or cause to be paid such charges or any part thereof, and the Grantor will promptly reimburse the Holder therefor, and any and all sums so paid hereunder shall be reimbursed by the Grantor to the Holder upon demand and stall constitute a part of the Secured Indebtedness. In the event the payment of any charges of any nature herein described is contested for any reason whatsoever, the Grantor will, if requested by the Holder, provide the Holder with a bond in an amount and with surety satisfactory to the Holder to protect the Holder against any and all coats, losses, damages or liabilities in connection with contesting such charge;

          (l) File and deliver, or cause to be filed and delivered, all necessary reports, notices, petitions and certificates and obtain all necessary regulatory approvals to authorize any operation conducted on the Mortgaged Properties, the sale of production therefrom, and the collection of prices charged therefor;

          (m) Permit the Holder and its agents, representatives, independent accountants, attorneys and employees, at all times, to go upon, examine, inspect, test and remain on the Mortgaged Properties and any parts thereof, including its books of account and other hooks and records, and to strap, gauge, measure and inspect any and all tanks at any time on the Mortgaged Properties or holding Hydrocarbons or other minerals therefrom, and Grantor will furnish the Holder, upon request, all pertinent information in regard to the development and operation and value of the Mortgaged Properties as well as any other information which the Holder may from time to time request concerning any matter in connection with the Grantor's business or operations; and

          (n) Comply with and perform, or cause to be complied with and performed, all applicable laws, rules and regulations of the United States and every other governmental body having jurisdiction with respect to the operation and development of the Mortgaged Properties and the production and sale of Hydrocarbons or other minerals therefrom.

     As to any part of the Mortgaged Properties which is not a working interest, Grantor agrees to take all such reasonable action and to exercise all rights and remedies as are available to Grantor to cause the owner or owners of the working interest in such properties to comply with the covenants and agreements contained herein; and as to any part of the Mortgaged Properties which is a working interest but which is operated by a party other than Grantor, Grantor agrees to take all such reasonable action and to exercise all rights and remedies as are available to Grantor (including, but not limited to, all rights under any operating agreement) to cause the party who is the operator of such property to comply with the covenants and agreements contained herein. Grantor will immediately notify the Holder of any failure of the operator of any of the Mortgaged Properties to perform any such obligation, and in cooperation with the Holder, will take such steps as may be expedient to secure compliance therewith, or obtain appointment of a different operator.

     4.3     Records, Statements and Reports. The Grantor will keep proper books
             -------------------------------
of record and account in which complete and correct entries will be made of the Grantor's transactions in accordance with generally accepted accounting principles and will furnish or cause to be furnished to the Holder such reports and financial information that the Holder may reasonably request from time to time. The office where the records of Grantor with respect to the accounts, contract rights and other general intangibles concerning the Mortgaged Properties are kept is located at the address shown opposite the signature of Grantor to this Deed of Trust, and Grantor agrees that the place at which such records are kept will not be changed without the prior written consent of the Holder.

     4.4     Monthly  Production  Reports.  Grantor  shall  deliver  monthly
             ----------------------------
production reports to Holder, in form acceptable to Holder, as soon as available and in any event not later than the 20th day of each month. Such reports shall show for each of the Mortgaged Properties all production of oil, gas and other Hydrocarbons therefrom during the preceding month, all proceeds received during the preceding month from sale of production from such Mortgaged Properties, all expenses incurred during the preceding month attributable to such Mortgaged Properties, a description of all material operations conducted on such Mortgaged Properties since the last monthly report and such other information as the Holder may reasonably request.

     4.5     Notice of Default. Forthwith upon the Grantor's obtaining knowledge
             -----------------
of the existence of an Event of Default, or of any fact, condition or event that only with the giving of notice or the passage of time or both, could become an Event of Default, the Grantor shall deliver to the Holder a certificate specifying the nature thereof, the period of existence, and what action the Grantor proposes to take with respect thereto.

     4.6     Pending  Claims  and  Litigation. Grantor shall promptly notify the
             --------------------------------
Holder  of

          (i) the filing or threatened filing of any suit, claim or complaint in any court or administrative agency, or in any public record, or

          (ii) the commencement of any investigation by any governmental agency or officer, or

          (iii) the existence of any potential claim of any nature whatsoever, whether or not there is any reason to believe that the person owning such claim has asserted or will assert the same, or has knowledge thereof, which affects or might affect title to the Mortgaged Properties or any part thereof, the validity or priority of the lien created by this instrument, the right of Grantor or Grantor's predecessors or successors to sell production from the Mortgaged Properties or any part thereof to the persons who have received or are receiving it, or to collect and retain the prices charged or being charged therefor, or which asserts any liability of Grantor or of the operator of any Mortgaged Properties with respect to Grantor's interest therein, for any expense incurred in connection with such property, any tax imposed or threatened to be imposed thereon or on production therefrom, any refund alleged to be due on account of past production, or any penalty for violation of any law, rule or order, or which relates in any material respect to Grantor's business. The Grantor shall take all necessary and proper steps for the defense of any such claim or legal or administrative proceedings, including but not limited to the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims. If the Holder shall receive any such information or notice with respect to any of the foregoing, whether from the Grantor pursuant hereto or otherwise, then:

          (a) The Holder may intervene or participate in any negotiations or proceedings resulting from any such claim, suit or investigation to any extent that the Holder may deem necessary for the protection of its interest, and the Grantor shall reimburse the Holder for all costs incurred by the Holder in doing so, including reasonable attorneys fees of Holder's independent counsel; and upon demand Grantor agrees to pay to Holder all reasonable expenses paid or incurred by it in respect of any such claim, suit or investigation, and Grantor will indemnify and hold Holder harmless from and against any and all costs and expenses, including, but not limited to, any and all cost, loss, damage or liability which the Holder may suffer or incur by reason of the failure of the title to all or any part of the Mortgaged Properties, or by reason of any of the other matters specified in the first sentence hereof, or by reason of the failure or inability of the Grantor, for any reason, to convey the rights, titles and interests which this Deed of Trust purports to mortgage or assign, and all amounts at any time so payable by the Grantor hereunder shall constitute a part of the Secured Indebtedness for all purposes hereof.

          (b) The Holder may demand that Grantor furnish evidence of title thereto satisfactory to the Holder, including but not limited to an opinion of an attorney acceptable to the Holder that the title of Grantor to any property affected thereby is good and indefeasible and that the lien of the Holder thereon is valid, first and superior.

          (c) If requested by the Holder, the Grantor shall provide the Holder with a bond in an amount and with sureties reasonably satisfactory to the Holder to secure the Holder against any cost, loss or damage in connection therewith.

          (d) The Holder may defend any such suit or proceeding in the Grantor's name or compromise the same, as the Holder may, in its sole judgment exercised in good faith, determine, and the Grantor shall reimburse the Holder for all expenses, including reasonable attorneys fees, incurred in doing so, and for any amount paid or agreed to be paid by the Holder in settlement thereof or of any final order or judgment against Grantor, and all of such payments or expenses shall constitute Secured Indebtedness for all purposes hereof.

     4.7     Title.  Grantor  covenants  and  agrees  and undertakes to protect,
             -----
warrant and defend title to the Mortgaged Properties unto the Holder, and its successors and assigns, at the Grantor's expense against all persons whomsoever lawfully having or claiming an interest therein or a lien thereon or any part thereof. Grantor further grants to the Holder, and its successors and assigns, full power and right of substitution and subrogation in and to all covenants and warranties made by others heretofore given or made in respect to the Mortgaged Properties. If requested by the Holder, the Grantor will cure to the satisfaction of the Holder any material defect in title to any of the Mortgaged Properties that comes to the attention of either party at any time while any of the Secured Indebtedness is outstanding and unpaid hereunder.

     4.8     Costs  and  Expenses.  The  Grantor  shall  pay all appraisal fees,
             --------------------
recording fees, taxes, abstract fees, attorneys' fees, and other costs and expenses of every character incurred by Grantor or the Holder:

          (a) In connection with the closing of the transactions evidenced by the Promissory Note, including the preparation, execution and recording and keeping current of this instrument, whether at the original closing or thereafter;

          (b) In supervising, and upon the occurrence of an Event of Default, enforcing compliance with all warranties, covenants and conditions herein provided, including, but not limited to, enforcement by judicial proceedings;

          (c) In collecting and accounting for the proceeds of runs paid to the Holder pursuant to Article VI hereof;

          (d) In taking possession of, operating, preparing for the sale or selling the Mortgaged Properties or any part thereof; and

          (e) In releasing the liens created by this instrument or any other lien given by the Grantor in connection herewith upon final payment of the Secured Indebtedness.

The Grantor will reimburse the Holder for all expenses incurred by it, and the Grantor hereby agrees to indemnify and hold harmless the Trustee and the Holder from and against all claims, demands, liabilities and causes of action asserted against either of them on account of any act performed or omitted to be performed hereunder or on account of any transaction arising out of or in any way connected with the Mortgaged Properties or with this Deed of Trust or any of the Secured Indebtedness, save and except for their willful misconduct.

     4.9 Further Assurances. The Grantor will execute and deliver such other and
         ------------------
further instruments and will do such other and further acts as in the opinion of the Trustee or the Holder may be necessary or desirable to carry out more effectually the purposes of this instrument and to do all things necessary or proper to assure more fully to the Holder all of its respective rights intended to be conveyed and granted by this Deed of Trust, including, without limiting the generality of the foregoing, (a) prompt correction of any defect which may hereafter be discovered in the title to any of the Mortgaged Properties or in the execution and acknowledgment of this instrument or the Promissory Note, and
(b) prompt execution and delivery of all division or transfer orders which in the opinion of the Holder are needed to transfer effectually the assigned proceeds of production from the Mortgaged Properties to the Holder.

     4.10     Additional  Collateral.  Promptly  after  the  Grantor  enters any
              ----------------------
additional Oil and Gas Lease at any time or from time to time after the date hereof, Grantor will execute and deliver such amendments to this Deed of Trust (including amendments to Exhibit A hereto) and such other and further instruments and will do such other and further acts as in the opinion of the Trustee or the Holder may be necessary or desirable to cause such additional Oil and Gas Lease to become part of the Mortgaged Properties hereunder to the extent that such additional Oil and Gas Lease have not already done so.


                                   ARTICLE V
                               Negative Covenants
                               ------------------

     The Grantor covenants and agrees that, so long as this Deed of Trust is in effect and until all Secured Indebtedness of the Grantor to the Holder is paid in full, unless compliance shall have been waived in writing by the Holder, the Grantor, for Grantor and Grantor's Successors, will not:

     5.1     No  Sales  or  Options. Sell or farm-out the interest of Grantor in
             ----------------------
the Mortgaged Properties or any part thereof, or grant any option or right of first refusal with respect thereto unless the net sales proceeds therefrom are paid to the Holder, except for sales of (i) the current production of Hydrocarbons under the terms of Article VI hereof, and (ii) Operating Equipment in the ordinary course of business provided that simultaneously with or prior to such removal, any such Operating Equipment shall be replaced with other Operating Equipment of a value at least equal to that of the replaced or sold Operating Equipment and free from any security interest or other encumbrance or from any reservation of title.

     5.2     Reduction  of  Prices.  Agree, either in settlement of any asserted
             ---------------------
violation of law, rule or order, or otherwise, to any reduction, direct or indirect, of the price to be received for the sale of Grantor's interest in Hydrocarbons produced from the Mortgaged Properties.

     5.3     Claims.  Settle or abandon any claim which Grantor may have or come
             ------
to have for damages to the Mortgaged Properties or part thereof, where the value of the property damaged exceeds $25,000 or acknowledge, in settlement or otherwise, the validity of any adverse claim of title to any of the Mortgaged Properties or the existence or priority of any lien or encumbrance thereon superior or which could become superior to the lien of this instrument, or the existence with respect to the Mortgaged Properties or operations thereon, or sales of production therefrom, of any violation of any law or administrative rule or order.

     5.4     No  Change of Name. If Grantor is a "Utility" as defined in Section
             ------------------
35.01 of the Texas Business and Commerce Code, change its name, merge or consolidate with another Person.

                                   ARTICLE VI
                      Assignment of Proceeds of Production
                      ------------------------------------

     6.1     Assignment.  As  further  security  for  the payment of the Secured
             ----------
Indebtedness, Grantor hereby TRANSFERS, ASSIGNS, WARRANTS and CONVEYS to the Holder, effective as of 7:00 o'clock AM on the date following the first date written above, all of the interest of the Grantor in all Hydrocarbons which are thereafter produced from the Mortgaged Properties, or allocated thereto pursuant to pooling or unitization of the Oil and Gas Leases or otherwise, all proceeds from the sale thereof (such proceeds being hereinafter sometimes referred to as the "proceeds of runs") and all accounts, contract rights, and other general intangibles under which such proceeds may arise. The foregoing assignment of proceeds of runs is made upon, and subject to, the following terms and conditions, which shall be effective and available after, but only after, the occurrence of any Event of Default (as defined hereinafter):

          (a) The Holder shall have the right, exercisable at any time at its sole option, to give written or telegraphic notice to all of the parties producing, purchasing, taking, processing or receiving any Hydrocarbons produced or to be produced from or allocated to the Mortgaged Properties, or having in their possession any such Hydrocarbons belonging to Grantor or such proceeds for which they or others are accountable to the Holder by virtue of the provisions of this Section 6.1, to hold and dispose of such Hydrocarbons for the account of the Holder and to make payment of such proceeds directly to the Holder at its principal office, and the Holder shall thereafter receive, collect and retain, as part of the Mortgaged Properties, all such Hydrocarbons, all for the benefit and further security of the Secured Indebtedness.

          (b) In the event that, for its convenience, the Holder should elect, with respect to particular properties or contracts constituting the Mortgaged Properties, not to exercise immediately its right to receive payment to it directly of all or any portion of the assigned proceeds of runs, then the oil or gas purchasers, or other persons obligated to make such payment shall continue to make payment of such proceeds of runs to the Grantor until such time as they are notified by the Holder that payment be thereafter made directly to the Holder. Such failure to notify shall not in any way waive the right of the Holder to place such assignment into effect as to payments not theretofore paid out to the Grantor before the giving of such notice. In this regard, in the event payments are made directly to the Holder and then, at the request of the Holder, payments are, for a period or periods of time, paid to the Grantor, the Holder shall nevertheless have the right, effective upon notice, to require that future payments be again made to it.

          (c) All parties producing, purchasing or receiving any such Hydrocarbons, or having such, or proceeds therefrom, in their possession for which they or others are accountable to the Holder by virtue of the provisions of this Article, are authorized and directed to treat and regard the Holder as the assignee and transferee of the Grantor and entitled in the Grantor's place and stead to receive such Hydrocarbons and all proceeds therefrom; and said parties and each of them shall be fully protected in so treating and regarding the Holder, and shall be under no obligation to see to the application by the Holder of any such proceeds or payments received by it.

     6.2     Additional  Duties and Obligations. The Grantor agrees (i) to cause
             ----------------------------------
all pipeline companies and other purchasers of the Hydrocarbons produced from the Mortgaged Properties to pay promptly to the Holder at its principal office, the Grantor's interest in the proceeds derived from the sale thereof in accordance with the terms of this assignment, and (ii) forthwith to execute and deliver any and all transfer orders, division orders and other instruments that may be requested by the Holder or that may be required by any purchaser of the production from any of the Mortgaged Properties for the purpose of effectuating payment of the proceeds of runs to the Holder; and the Holder shall not be required at any time, as a condition to its right to obtain the proceeds of runs, to warrant its title thereto or to make any guaranty whatsoever. In addition, and without limitation, the Grantor covenants and agrees, and undertakes hereby, to provide to the Holder the name and address of every pipeline company or other purchaser of Hydrocarbons and other minerals produced from the Mortgaged Properties when determined, together with a copy of applicable Product Sales Contracts. Grantor shall promptly pay all expenses incurred by the Holder in the collection of the said proceeds of runs. If under any Product Sales Contracts, other than division orders or transfer orders, any proceeds of runs are required to be paid by the purchaser to Grantor so that under such existing agreements payment cannot be made of such proceeds of runs to the Holder, Grantor's interest in all proceeds of runs under such sales agreements and in all other proceeds of runs which for any reason may be paid to Grantor shall, when received by Grantor, constitute trust funds in Grantor's hands and shall be immediately paid over to the Holder.

     6.3     Application  of  Proceeds.  All  payments  received  by  the Holder
             -------------------------
pursuant to Section 6.1 shall be applied to the outstanding balance on the Promissory Note.

     6.4     Failure  to  Make  Payment.  Should  any  person  now  or hereafter
             --------------------------
purchasing or taking oil, gas, other Hydrocarbons or other minerals attri-buted to the Mortgaged Properties fail to make payment promptly to the Holder of the hereby assigned proceeds of runs after being notified to do so, the Holder shall have the right to make, or to require Grantor to make, a change of connection and the right to designate or approve the purchaser with whose facilities a new connection shall be male, without liability or responsibility in connection therewith so long as ordinary care is used in making such designation.

     6.5     No  Liability  of  the  Holder  in Collecting. The Holder is hereby
             ---------------------------------------------
absolved from all liability for failure to enforce collection of any proceeds so assigned and for failure to exercise diligence in the collection of such proceeds and from all other responsibility in connection therewith, except for responsibility to account to the Grantor for funds actually received.

     6.6     No Effect on Obligation to Pay Secured Indebtedness. Nothing herein
             ---------------------------------------------------
contained shall detract from or limit the absolute obligation of the Grantor to make payment of the Secured Indebtedness regardless of whether the proceeds assigned by this Article are sufficient to pay the same, and the rights under this Article shall be in addition to all other security now or hereafter existing to secure the payment of the Secured Indebtedness.

     6.7      Status of Assignment. Notwithstanding the other provisions of this
              --------------------
Article, the Holder, the Trustee or any receiver appointed in judicial proceedings for the enforcement of this instrument shall have the right to receive all of the Hydrocarbons herein assigned and the proceeds therefrom after the Promissory Note has been declared due and payable in accordance with the provisions of Section 7.2 hereof and to apply all of said proceeds as provided in Section 6.3 hereof. Upon any sale of the Mortgaged Properties or any part thereof pursuant to Article VIII, the Hydrocarbons thereafter produced from the property so sold, and the proceeds therefrom, shall be included in such sale and shall pass to the purchaser free and clear of the assignment contained in this Article.

     6.8     Indemnity.  The  Grantor  agrees  to  indemnify the Trustee and the
             ---------
Holder against all claims, actions, liabilities, judgments, costs, attorneys' fees or other charges of whatsoever kind or nature (all hereinafter in this Section 6.8 called "claims") made against or incurred by either or both of them as a consequence of the assertion, either before or after the payment in full of the Secured Indebtedness, that either or both of them received Hydrocarbons herein assigned or the proceeds thereof claimed by third persons, and the Trustee and the Holder shall have the right to defend against any such claims, employing attorneys therefor, and unless furnished with reasonable indemnity upon request therefor, they or either of them shall have the right to pay or compromise and adjust all such claims. The Grantor will indemnify and pay to the Trustee and the Holder any and all such amounts as may be paid in respect thereof as may be successfully adjudged against the Trustee and the Holder or either of them; and in addition. to the rights to be indem-nified as herein provided, all amounts paid by the Holder in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys' fees or other expenses of every character incurred by Holder pursuant to the provisions of this Article shall be a demand obligation owing by Grantor to Holder and shall bear interest from date of expenditure until paid at the interest rate provided for in the Promissory Note and shall be part of the Secured Indebtedness. The obligations of the Grantor as hereinabove set forth in this Section 6.8 shall survive the release of this instrument.

     6.9     Special  Power  of  Attorney.  Without  limitation  upon any of the
             ----------------------------
foregoing, the Grantor hereby constitutes and appoints Holder as its special attorney in fact with full power of substitution, either generally or for such periods or purposes as the Holder may from time to time proscribe) in the name, place and stead of the Grantor to do any and every act and exercise any and every power that the Grantor might or could do or exercise personally with respect to all Hydrocarbons which are produced from or allocated to the Mortgaged Properties including proceeds of runs (the same having been assigned by the Grantor to the holder pursuant to Section 6.1 hereof), expressly inclusive, but not limited to, the right, power and authority to:

          (a) Execute and deliver any and all, transfer orders, division orders, certificates and other instruments of every nature that may be requested or required by any purchaser of production from any of the Mortgaged Properties for the purpose of effectuating payment of the proceeds of runs to the holder or which the Holder may otherwise deem necessary or appropriate to effect the intent and purpose of the assignment contained in this Article VI; and

          (b) If under any Product Sales Agreements other than division orders or transfer orders, any proceeds of runs are required to be paid by the purchaser to the Grantor so that under such existing agreements payment cannot be made of such proceeds of runs to the Holder, to make, execute and enter into such sales agreements or other agreements as are necessary to direct proceeds of runs to be payable to the Holder;

giving and granting unto the said attorney in fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as the Grantor might or could do if personally present; and the Grantor shall be bound thereby as fully and effectively as if the Grantor had personally executed, acknowledged and delivered any of the foregoing certificates or documents. Holder may exercise the powers and authorities herein conferred upon the Holder through any person who, at the time of the execution of the particular instrument, is an officer of the Holder. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the Secured Indebtedness, or any part thereof, shall remain unpaid. All persons dealing with the Holder or any substitute, shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by the Holder that all the Secured Indebtedness is fully and finally paid.

                                  ARTICLE VII
                                    Default
                                    -------

     7.1     Events  of  Default.  The  occurrence of any of the following shall
             -------------------
constitute  an  event  of  default  (each  herein called an "Event of Default"):

          (a) If any amount of the Secured Indebtedness is not paid when the same becomes due, as originally provided, or pursuant to any provision for demand or acceleration.

          (b) If any warranty or representation of Grantor to Holder either herein or otherwise made in connection with this transaction is untrue in any material respect.

          (c) If Grantor fails to timely and properly observe, keep or perform any covenant, agreement or condition herein required to be observed, kept or performed.

     7.2     Acceleration.  Upon  the  occurrence of an Event of Default, Holder
             ------------
may, without any prior notice to Granter or to any other person, and without making any demand upon Grantor or upon any other person to cure such Event of Default, all rights to any such prior notice or demand being hereby expressly waived, exercise any rights or remedies permitted by this Deed of Trust, and/or declare the entire amount of the Secured Indebtedness then outstanding, including oil interest accrued thereon, to be immediately due and payable, whereupon the same shall become immediately due and payable without demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, all of which the Grantor expressly waives. Whether or not Holder elects to accel-erate as herein provided, holder may simultaneously, or thereafter, without any further notice to Grantor, exercise any other right or remedy provided in this instrument.

     7.3     Remedies  When  Secured Indebtedness Due and Unpaid. When any Event
             ---------------------------------------------------
of Default has occurred hereunder and any amount of the Secured Indebtedness is due, by reason of acceleration or otherwise and is unpaid, Holder may take any one or more of the following actions:

          (a) Direct the Trustee to sell the Mortgaged Properties or any part thereof as provided in Article VIII hereof.

          (b) File and prosecute suit against any person liable therefor to collect any balance of the Secured Indebtedness due and unpaid.

          (c) File and prosecute suit for judicial foreclosure of any lien or security interest created hereby.

          (d) File and prosecute suit for appointment of a receiver pursuant to Section 8.8.

          (e) Proceed with non-judicial foreclosure upon any part of the Mortgaged Properties that is personal property by any means authorized by the applicable provisions of the Uniform Commercial Code.

          (f) If the same has not already been done as permitted by other provisions hereof, notify purchasers to pay proceeds of runs directly to Holder pursuant to Section 6.1.

          (g) Proceed with any other remedy for the collection of the amount due of Secured Indebtedness, or for the enforcement of any lien given to secure the same, which may be provided in any other agreement between Grantor and Holder, or between Holder and any other party to the loan transaction secured hereby, or by law.

          (h) Take any other legal action, whether at law or in equity, which it may deem necessary or appropriate.

Each of the foregoing remedies shall be cumulative of all the others, and no resort to any one remedy shall preclude simultaneous or subsequent pursuit of any other remedy, nor shall any resort to any remedy exhaust the same or preclude Holder from again pursuing the same remedy so long as any amount of the Secured Indebtedness remains due and unpaid.

                                  ARTICLE VIII
                            Remedies and Enforcement
                            ------------------------

     8.1     Power  of  Sale.  Upon  the  occurrence  of an Event of Default the
             ---------------
Trustee, or his successor or substitute, is authorized and empowered and it shall be his special duty at the request of the Holder to sell the Mortgaged Properties or any part thereof situated within the State of Texas at the courthouse door of any county in the State of Texas in which any part of the Mortgaged Properties is situated, at public venue to the highest bidder for cash between the hours of ten o clock AM, and four o'clock PM on the first Tuesday in any month after having given notice of such sale in accordance with the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust. Any sale made by the Trustee hereunder may be as an entirety or in such parcels as the Holder may request, and any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by the Trustee of less than the whole of the Mortgaged Properties shall not exhaust the power of the sale herein granted, and the Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Properties shall be sold; and if the proceeds of such sale of less than the whole of the Mortgaged Properties shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Properties just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Properties but the Holder shall have the right, at its sole election, to request the Trustee to sell less than the whole of the Mortgaged Properties. After each sale, the Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers in fee simple with general warranty of title, and shall receive the proceeds of said sale or sales and apply the same as herein provided. The power of sale granted herein shall not be exhausted by any sale held hereunder by the Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as the Holder may deem necessary until all of the Mortgaged Properties have been duly sold and all Secured Indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of the Holder, such sale shall not exhaust the power of sale hereunder and the Holder shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by the Trustee or any successor or substitute appointed hereunder as to nonpayment of the Secured Indebtedness or having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of the Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate to the extent permitted by law any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of the Trustee, his successor or substitute. If the Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

     8.2     Judicial  Proceedings.  Upon the occurrence of an Event of De-fault
             ---------------------
and if such event shall be continuing, the Trustee, in lieu of or in addition to exercising the power of sale hereinabove given, may pro-ceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Mortgaged Properties, or for the spe-cific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Properties, or for the enforcement of any other appropriate legal or equitable remedy. In the event a foreclosure hereunder shall be commenced by the Trustee, or his substitute or successor, the Holder may at any time before the sale of the Mortgaged Properties direct the said Trustee to abandon the sale, and may then institute suit for the collection of the Promissory Note and/or any other Secured Indebtedness, and for the foreclosure of the lien of this Deed of Trust. It is agreed that if the Holder should institute a suit for the collection of the Promissory Note and the other Secured Indebtedness and for the foreclosure of the lien of this Deed of Trust, the Holder may at any time before the entry of a final judgment in said suit dismiss the same, and require the Trustee, his substitute or successor to sell the property in accordance with the provisions of this Deed of Trust.

     8.3     Holder  as Purchaser. The Holder shall have the right to become the
             --------------------
purchaser at any sale held by the Trustee or by any court, receiver or public officer, and the Holder shall have the right to credit upon the amount of the bid made therefor, the amount of Secured Indebtedness payable to it out of the net proceeds of such sale. The Holder, upon any such purchase, shall acquire good title to the Mortgaged Properties so purchased, free from the lien of this Deed of Trust and free of all rights of redemption in Grantor. Recitals contained in any conveyance made to any purchaser at any sale made hereunder shall presumptively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, and the interest accrued on, the Promissory Note after the same have become due and payable, advertise-ment and conduct of such sale in the manner provided herein or appointment of any successor Trustee hereunder; and Grantor does hereby ratify and confirm any and all acts that said Holder or its successors may lawfully do in the premises by virtue of the terms and conditions of this instrument.

     8.4     Receipt  to  Purchaser. Upon any sale, whether made under the power
             ----------------------
of sale herein granted and conferred or by virtue of judicial proceedings, the receipt of the Trustee, or of the officer making sale under judicial proceedings, shall be sufficient discharge to the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers, his or their assigns or personal representatives, shall not, after paying such purchase money and receiving much receipt of the Trustee or of such officer therefor, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or nonapplication thereof.

     8.5     Effect  of  Sale.  Any  sale  or sales of the Mortgaged Properties,
             ----------------
whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of the Grantor of, in and to the premises and the property sold, and shall be a perpetual bar, both at law and in equity, against the Grantor, the Grantor's successors or assigns, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under the Grantor, or the Grantor's successors or assigns; nevertheless, the Grantor, if requested by the Trustee so to do, shall join in the execution and delivery of all proper conveyances, assignments and transfers of the properties so sold.

     8.6     Application  of Proceeds. The Trustee shall receive the proceeds of
             ------------------------
any sale under this Article, and shall apply the same as follows: first to the expenses of sale, including a commission not to exceed five percent (5%) of such proceeds to himself; then to the payment of the Secured Indebtedness in the manner as provided for in Section 6.3 hereof. Thereafter, any remaining balance shall be paid to the Grantor or its successors in title.

     8.7     Remedies Under UCC. Upon the occurrence of an Event of Default, the
             ------------------
Holder may exercise its rights of enforcement with respect to the Collateral under the Uniform Commercial Code and in conjunction with, in addition to or in substitution for those rights and remedies:

          (a) The Holder may enter upon Grantor's premises to take possession of, assemble and collect the Collateral; and

          (b) The Holder may require Grantor to assemble the Collateral and make it available at a place the Holder designates which is mutually convenient to allow the Holder to take possession or dispose of the Collateral; and

          (c) Written notice mailed to Grantor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

          (d) Any sale made pursuant to the provisions of this section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Collateral under power of sale as provided in Section 8.1 of this Deed of Trust; and

          (e) In the event of a foreclosure sale, whether made by the Trustee under the terms hereof, or under judgment of a court, the Collateral may, at the option of the Holder, be sold as a whole; and

          (f) It shall not be necessary that the Holder take posses-sion of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

          (g) Prior to application of proceeds of disposition of the Collateral to the Secured Indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by the Holder; and

          (h) Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any Event of Default, or to the Holder having declared all of such Secured Indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly done by the Holder, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

          (i) The Holder may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Holder, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Holder.

     8.8     Appointment  of  Receiver. In addition to all other remedies herein
             -------------------------
provided for, Grantor agrees that upon the occurrence of an Event of Default the Holder shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Properties and/or the Collateral, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Mortgaged Properties and/or the Collateral or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby consent to the appointment of such receiver or receivers, to the extent permitted by law waives any and all defenses to such appointment, and agrees not to oppose any application therefor by the Holder and agrees that such appointment shall in no manner affect the rights of the Holder under Article VI hereof. Nothing herein is to be construed to deprive the Holder of any other right, remedy or privilege it may now have under the laws to have a receiver appointed. Any money advanced by the Holder in connection with any such receivership shall be a demand obligation owing by Grantor to the Holder and shall bear interest from the date of making such advancement by the Holder until paid at the same rate as is provided in the Promissory Note for interest on past due principal and shall be a part of the Secured Indebtedness and shall be secured by this Deed of Trust and by any other instrument securing the Secured Indebtedness.

     8.9     Grantor's  Waiver  of  Appraisement, Marshalling, Other Rights. The
             --------------------------------------------------------------
Grantor agrees, to the full extent that the Grantor may lawfully so agree, that Grantor will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this instrument or the absolute sale of the Mortgaged Properties or the possession thereof by any purchaser at any sale made pursuant to any provision hereof, or pursuant to the decree of any court of competent jurisdiction; but the Grantor, for the Grantor and all who may claim through or under the Grantor, so far as the Grantor or those claiming through or under the Grantor now or hereafter lawfully may, hereby waives the benefit of all such laws. The Grantor, for the Grantor and all who may claim through or under the Grantor, waives, to the extent that the Grantor may lawfully do so, any and all right to have the Mortgaged Properties marshalled upon any foreclosure of the lien hereof, or sold in inverse order of alienation, and agrees that the Trustee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Properties as an entirety. If any law in this section referred to and now in force, of which the Grantor or the Grantor's successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the operation or application of the provisions of this section.

     8.10     Costs  and  Expenses.  All costs and expenses (including attorneys
              --------------------
fees) incurred by the Trustee, the Holder or the Holders in protecting and enforcing their rights hereunder, shall constitute a demand obligation owing by the Grantor to the party incurring such costs and expenses and shall draw interest at the rate set forth in the Promissory Note, all of which shall constitute a portion of the Secured Indebtedness.

     8.11     Operation  of  Property  by the Trustee. Upon the occurrence of an
              ---------------------------------------
Event of Default and in addition to all other rights herein conferred on the Trustee, the Trustee (or any person, firm or corporation designated by the Trustee) shall have the right and power, but shall not be obligated, to enter upon and take possession of any of the Mortgaged Properties, and to exclude the Grantor, and the Grantor's agents or servants, wholly therefrom, and to hold, use, administer, manage and operate the same to the extent that the Grantor shall be at the time entitled and in his place and stead. The Trustee, or any person, firm or corporation designated by the Trustee, may operate the same without any liability to the Grantor in connection with such operations, except to use ordinary care in the operation of said properties, and the Trustee or any person, firm or corporation designated by them, shall have the right to collect, receive and receipt for all Hydrocarbons produced and sold from said properties, to make repairs, purchase machinery and equipment, conduct work-over operations, drill additional wells and to exercise every power, right and privilege of the Grantor with respect to the Mortgaged Properties. All costs, expenses and liabilities of every character incurred by the Trustee or the Holder in managing, operating, maintaining, protecting or preserving such properties, respectively, shall constitute a demand obligation owing by Grantor to the Holder and shall bear interest from date of expenditure until paid at the same rate as is provided in the Promissory Note for interest on past due principal, all of which shall constitute a portion of the Secured Indebtedness and shall be secured by this Deed of Trust and by any other instrument securing the Secured Indebtedness. If necessary to obtain the possession provided for above, the Trustee or the Holder, as the case may be, may invoke any and all remedies to dispossess Grantor including specifically one or more actions for forcible entry and detainer, trespass to try title and restitution. When and if the expenses of such operation and development (including costs of unsuccessful work-over operations or additional wells) have been paid and the Secured Indebtedness paid, the Mortgaged Properties shall, if there has been no sale or foreclosure, be returned to the Grantor.

     8.12     Remedies  Regardless  of Secured Indebtedness Due and Unpaid. Upon
              ------------------------------------------------------------
the occurrence of any Event of Default hereunder, Holder shall hive the right, but not the obligation, regardless of whether or not any amount of the Secured Indebtedness is then due and unpaid, and without the necessity of resorting to, but without to any extent waiving, any right of acceleration which may exist by reason of such Event of Default, to:

          (a) perform any act required to be performed hereunder or any party to the loan transaction and which Grantor or such party has failed to perform, and in so doing, Holder shall have the right to enter upon and to take possession of the Mortgaged Properties or any part thereof, to such extent as may be expedient. Grantor shall reimburse Holder for all expenses incurred by Holder in exercising any such remedy and Grantor's obligation to so reimburse Holder shall be a part of the Secured Indebtedness.

          (b) File and prosecute suit against Grantor or any other person responsible for or on account of such default to recover any actual damages sustained as a result of any breach of this instrument or to enforce compliance herewith.

     8.13     Change  in  Laws.  If  any  statute now applicable in any state in
              ----------------
which any of the Mortgaged Properties is now located provides, or shall hereafter be amended to provide, a different procedure for the sale of real property under a power of sale in a deed of trust or mortgage, the Holder may, in its sole discretion, if same be permitted by applicable law, follow the sale procedure set forth in this Article VIII or that prescribed in such statute, as amended.

                                   ARTICLE IX
                                 Miscellaneous
                                 -------------

     9.1     Concerning  the  Trustee.  The  Trustee may resign by instrument in
             ------------------------
writing delivered to the Holder, or Holder may remove the Trustee at any time, for any reason deemed sufficient by Holder. In the event of the death, resignation or removal of the Trustee, Holder may appoint a substitute or successor Trustee by instrument in writing or by an amendment or supplement to this Deed of Trust. Such substitute or successor Trustee shall succeed to all of the interests, titles, rights and powers of the Trustee hereunder, and wherever in this instrument, including this section, the term "Trustee" or "the Trustee" is used, such term includes any substitute or successor Trustee as well as the original Trustee. The Trustee may designate an agent or agents who may perform on behalf of, and in the name of, the Trustee any function required or permitted to be performed by the Trustee hereunder. The Trustee shall not be liable for any error of judgment or act done by the Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and the Trustee shall be under no liability for interest on any moneys received by him hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save him harmless against, any and all liability and expense that may be incurred by him in the performance of his duties.

     9.2     Security Agreement and Special Filing as Financing Statement.  With
             ------------------------------------------------------------
respect to all Collateral constituting a part of the Mortgaged Properties, this Deed of Trust shall likewise be a security agreement, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of further securing payment and performance of the Secured Indebtedness, Grantor hereby grants to Holder a security interest and lien in all rights, titles and interest now owned or hereafter acquired by Grantor in all Collateral. Grantor represents and warrants that, except for any financing statement filed by Holder, no presently effective financing statement covering the Collateral or any part thereof, has been filed with any filing officer, and no other security interest has attached or has been perfected in the Collateral or any part thereof. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the definitions of Mortgaged Properties and Collateral. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Subsection (e) of Section 9.103 of the Uniform Commercial Code. A carbon, photographic or other reproduction of this Deed of Trust shall be suffi-cient as a financing statement. The following information is included for purposes of meeting the requirements of a financing statement:

(a)     The  name  of  the  debtor  is:  Enexco,  Inc

(b)     The  name  of  the  secured  party  is:  Colony  Energy,  Inc.

          (c) The address of the secured party is: 2100 West Loop South, Suite 900, Houston, Texas 77027

          (d) The mailing address of the debtor is: 3131 Turtle Creek Blvd, Suite 1210, Dallas, Texas 75219.

          (e) This financing statement covers all rights, titles and interests now owned and at any time hereafter acquired by the debtor in all of the Collateral. The Collateral includes (i) goods which are or are to become fixtures on the Lands Described in Exhibit A (or the Oil and Gas Leases), and
(ii) minerals or the like (including oil and gas) or the accounts which are to be financed at the wellhead or minehead of the wells or mines located on the Lands Described in Exhibit A (or the Oil and Gas Leases). This financing statement is to be filed for record in the real estate records. Debtor does have an interest of record in the Lands Described in Exhibit A, and the names of the additional record owners of the Lands Described in Exhibit A are listed thereon.

          (f)     Proceeds  and  products  of  Collateral  are  also  covered.

     9.3     No  Implied  Waiver. No failure of Holder to declare any default or
             -------------------
to exercise any right or remedy herein provided in any one or more instances or for any period of time, and no acquiescence in or acceptance by Holder of any late or defective notice or performance hereunder, shall be deemed a waiver or an agreement to modify of any provision hereof. Holder shall at all times have the right, notwithstanding any such prior acquiescence or forbearance, without any prior notice or demand, to require strict performance of each and every term and provision hereof. At any time when any Event of Default is continuing hereunder, Holder may, without any prior notice to Grantor except such notice as may be herein otherwise required, exercise any right or remedy of Holder arising by reason of such default, notwithstanding the length of time such Event of Default has been continuing, or the occurrence in the past of similar events or other Events of Default for which no remedy has been invoked.

     9.4     Notices.  All notices, requests, demands or other communications to
             -------
or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mails, postage prepaid, certified mail, return receipt requested, or, in the case of telex, telegraphic or cable notice, when delivered to the telex, telegraph or cable company or in the case of telex or telecopy notice sent to a telex or telecopier owned or operated by a party hereto when so sent, addressed to its address shown opposite its respective signature hereto. Notwithstanding the foregoing, notices of change of address shall become effective only upon receipt. Any such notice, request, demand or other communication (other than any notice of change of address) may be given or made by telephone (with prompt written confirmation thereof) and any such telephonic notice, request, demand or other communication shall be deemed to have been given or made when received.

     9.5     Property to Revert. If the Secured Indebtedness shall be fully paid
             ------------------
and the covenants herein contained shall be well and truly performed, then all of the Mortgaged Properties shall revert to the Grantor and the entire estate, right, title and interest of the Trustee and the Holder shall thereupon cease; and the Trustee in such case shall, upon the request of the Grantor and at Grantor a cost and expense, deliver to the Grantor, proper instruments acknowledging satisfaction of this instrument.

     9.6     Renewals;  Resort to Other Security. Renewals and extensions of the
             -----------------------------------
Secured Indebtedness may be given at any time, and amendments may be made to agreements relating to any part of such Secured Indebtedness or the Mortgaged Properties, and the Holder may take or may hold other security for the Secured Indebtedness without notice to or consent of the Grantor. The Trustee or the Holder may resort first to such other security or any part thereof or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action shall not be a waiver of any rights conferred by this instrument, which shall continue as a first lien upon the Mortgaged Properties not expressly released until all of the Secured Indebtedness is fully paid.

     9.7     Instrument  and Assignment, Etc. This instrument shall be deemed to
             -------------------------------
be and may be enforced from time to time as an assignment, chattel mortgage, contract, deed of trust, financing statement, real estate mortgage, or security agreement, and from time to time as any one or more thereof. Should Grantor be deemed a "utility" as in the meaning of Section 35.01 of the Texas Business and Commerce Code, then this instrument shall also constitute a security instrument executed by a utility.

     9.8     Unenforceable  or  Inapplicable Provisions. If any provision hereof
             ------------------------------------------
or of the Promissory Note is invalid or unenforceable in any jurisdiction, the other provisions hereof or of the Promissory Note shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed in favor of the Trustee and the Holder in order to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

     9.9     Rights  Cumulative.  Each  and every right, power and remedy herein
             ------------------
given to the Trustee, or the Holder shall be cumulative and not exclusive; and the Trustee and the Holder shall, in addition to the remedies herein provided, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of said indebtedness and the enforcement of the covenants herein and the foreclosure of the liens evidenced hereby and/or the security interests evidenced hereby; and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Trustee or the Holder, as the case may be, and the exercise, at the same time or thereafter any other right power or remedy. No delay or omission by the Trustee, or by the Holder in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

     9.10     Texas  Law  Controls.  This  instrument  shall  be governed by and
              --------------------
construed in accordance with the law of the State of Texas. All obligations hereunder shall, unless a different place is specified herein, be performed in Houston, Texas. Venue of any suit arising out of the transaction represented by this instrument shall lie in Houston, Texas, except as otherwise required by law.

     9.11     Integration.  This  instrument  and  the other documents exchanged
              -----------
between the parties of even date herewith constitute the entire agreement of the parties with respect to the subject matter hereof to the exclusion of any prior agreement, oral or written.

     9.12     Rules  of  Construction; Partial Invalidity. Wherever used in this
              -------------------------------------------
instrument the singular number shall include the plural and vice versa, and all pronouns shall include masculine, feminine and neuter genders regardless of gender used. Any specific enumeration shall be deemed to be by way of example and not exclusive unless otherwise stated. Titles of articles, sections and paragraphs are for convenience and shall not limit the application of any provision. If any provision of this instrument is invalid for any reason, such invalidity shall not affect the remainder of the instrument, which shall be enforced as nearly as may be in accordance with its terms.

     9.13     Benefit.  This Deed of Trust shall be binding upon and shall inure
              -------
to the benefit of the heirs, administrators, successors and assigns of each party, except that the Grantor may not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Holder. All agreements, representations and warranties made herein shall survive the execution and delivery of the Promissory Note and this Deed of Trust, and the extension of any credit in connection therewith.

                             [SIGNATURE TO FOLLOW]

     IN WITNESS WHEREOF, the undersigned have executed this instrument in multiple counterpart originals to facilitate recordation on the day, month and year first above written.

"GRANTOR"

ENEXCO,  INC.,
a  Texas  corporation



By:_________________________________

Name:______________________________

Title:_______________________________

     The Trustee and Holder join herein for the limited purposes of accepting their respective obligations, rights, remedies and benefits under this Deed of Trust.

"TRUSTEE


__________________________________________
     Randall  W.  Heinrich



"BENEFICIARY"

COLONY  ENERGY,  INC.,
a  Delaware  corporation


By:_________________________________

Name:______________________________

Title:_______________________________

THE  STATE  OF  TEXAS

COUNTY  OF  DALLAS

     This instrument was acknowledged before me on the ____day of _________________, 2007, by ________________________, in the capacity stated
above.


                         _____________________________________________
                         Notary  Public  in  and  for
                         the  State  of  T  E  X  A  S

                         Printed  Name:________________________________

                         My  Commission  Expires:_______________________

     EXHIBIT  A